NEW TOTALACCUMULATOR VARIABLE ADJUSTABLE LIFE

Issued by

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

Through

WILTON REASSURANCE LIFE CO OF NEW YORK

VARIABLE LIFE SEPARATE ACCOUNT A

Supplement dated December 27, 2023

to the

Updating Summary Prospectus dated May 1, 2023

This supplement amends certain disclosure contained in the above referenced prospectus offered by Wilton Reassurance Life Company of New York.

AB VPS Sustainable International Thematic Portfolio – Class A Liquidation

At a meeting of the Board of Directors of AB Variable Products Series Fund, Inc. held on October 31-November 2, 2023, the Board approved the liquidation and termination of the following portfolio (the “Liquidating Portfolio”) on or shortly after March 5, 2024 (the “Liquidation Date”). Any Policy Value remaining in the Sub-Account investing in the Liquidating Portfolio after the Liquidation Date will be transferred to the Sub-Account investing in the Default Portfolio.

Liquidating Portfolio	Default Portfolio
AB VPS Sustainable International Thematic Portfolio – Class A	Fidelity® VIP Government Money Market Portfolio – Initial Class

Effective on the Liquidation Date, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates a Liquidating Portfolio will be deemed instruction for the corresponding Default Portfolio. This includes, but is not limited to, Dollar Cost Averaging and Portfolio Rebalancing.

Please note that you may transfer out of the Liquidating Portfolio any time prior to the Liquidation Date. Such transfers will be free of charge and will not count as one of your free transfers under your Policy. In addition, for a period of 60 days after the Liquidation Date, any Policy Value that was transferred to the Default Portfolio due to the liquidation can be transferred to another investment option available under your Policy free of charge and will not count as one of your free transfers. You should note that any investment option into which you make a transfer will be subject to the transfer limitations described in your prospectus.

You may wish to consult with your financial professional about the impact of the liquidation on your Policy.

Please refer to your prospectus for detailed information about available investment options.

If you have any questions, please contact your financial professional or call us at (800) 262-1028.

Please keep this supplement together with your prospectus for future reference.